UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2009 (August 6, 2009)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On August 6, 2009, Gaylord Entertainment Company (the “Company”) entered into Stock Option Cancellation Agreements (the “Cancellation Agreements”) with certain members of its management team pursuant to which such individuals surrendered and cancelled certain previously granted stock options (the “Cancelled Options”) to purchase shares of the Company’s common stock in order to make additional shares available under the Company’s 2006 Omnibus Incentive Plan for future equity grants to Company personnel. Pursuant to the terms of the Cancellation Agreements, these individuals and the Company acknowledged and agreed that the surrender and cancellation of the Cancelled Options was without any expectation to receive, and was without any obligation on the Company to pay or grant, any cash, equity awards or other consideration presently or in the future in regard to the cancellation of the Cancelled Options. The Cancelled Options that were surrendered had an exercise price that ranged from $38.00 to $56.14 per share. The aggregate number of shares underlying the Cancelled Options held by each of the individuals surrendering the Cancelled Options was as follows: Colin V. Reed, Chief Executive Officer and Chairman of the Board – 500,000; David C. Kloeppel, President and Chief Operating Officer – 205,000; Mark Fioravanti, Senior Vice President and Chief Financial Officer – 68,500; Carter R. Todd, Executive Vice President, General Counsel and Secretary – 55,000; Bennett D. Westbrook, Senior Vice President, Development and Design & Construction – 55,000; Michael J. Mason, Senior Vice President of Sales, Gaylord Hotels – 53,700; and Richard A. Maradik, Senior Vice President and Chief Marketing Officer – 45,000.
     Under applicable accounting standards, the Company will account for the cancellation as a settlement for no consideration, and the Company will record the previously unrecognized compensation cost related to the Cancelled Stock Options of $3.0 million during the three months ended September 30, 2009.
     The foregoing description of the Cancellation Agreements is qualified in its entirety by reference to the form of Stock Option Cancellation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
     10.1      Form of Stock Option Cancellation Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: August 7, 2009	By:	/s/ Carter R. Todd
		Name:	Carter R. Todd
		Title:	Executive Vice President, General Counsel and Secretary